Exhibit 99.1

KPMG LLP

Suite 700

20 Pacifica

Irvine, CA 92618-3391

Independent Accountants’ Report on Applying Agreed-Upon Procedures

T-Mobile USA, Inc. (the “Company”)

RBC Capital Markets, LLC

(together, the “Specified Parties”)

Re: T-Mobile US Trust 2022-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “ABSS_STAT_Data_20220907_v3.txt” (the “Data File”), provided by the Company on September 21, 2022, containing information on 1,979,898 equipment installment plan sales contracts (the “Receivables”) as of September 7, 2022 (the “Cutoff Date”), which we were informed are representative of the receivables intended to be included as collateral in the offering by T-Mobile US Trust 2022-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•

The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•

The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts, percentages, and number of Original Tenure months were within $1.00, 0.1%, and 1 month, respectively.

•

The term “EIP Contract” means the equipment installment plan contract provided by the Company. The EIP Contract was represented by the Company to be either the original EIP Contract, a copy of the original EIP Contract, and/or electronic records contained within the Company’s servicing system. We make no representation regarding the validity or accuracy of the contract or the execution of the EIP Contract by the signor.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•

The term “Additional Account Information Schedule” means an electronic data file entitled “STATPOOL_Samples_CHANNEL_INSURANCE_LAST_PAYMENT_METHOD.xlsx,” provided by the Company on September 19, 2022, containing information on sales channel, insurance indicator, and last payment method for each Selected Receivable (defined below).

•

The term “Account Information Schedule” means an electronic data file entitled “STATPOOL_Samples_Supporting_File_20220907.xlsx,” provided by the Company on September 20, 2022, containing information on account type, account start date, state, account receivable, and first payment for each Selected Receivable.

•

The term “FICO Schedule” means an electronic data file entitled “STATPOOL_Samples_FICO.xlsx,” provided by the Company on September 20, 2022, containing credit report scores for each Selected Receivable.

•

The term “EIP Start Date Schedule” means an electronic data file entitled “STATPOOL_Samples_Origination_Date_Support.xlsx,” provided by the Company on September 20, 2022, containing information on equipment installment plan start date for each Selected Receivable.

•

The term “Multi-equipment Schedule” means an electronic data file entitled “STATPOOL_Samples_Multiple_Device_Tracing.xlsx,” provided by the Company on September 20, 2022, containing information on total financed amount, down payment and monthly payment for multi-equipment contracts.

•	The term “Servicing System Schedules” means the Additional Account Information Schedule, Account Information Schedule, FICO Schedule, EIP Start Date Schedule, and Multi-equipment Schedule.

•	The term “Source Documents” means the EIP Contract and Servicing System Schedules.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, methodology, or value, as described in Exhibit A.

•	The term “Provided Information” means the Source Documents and Instructions.

Prior to being provided the Data File, we received one or more earlier versions of the data file on which to perform our procedures. In performing those procedures, we identified differences which were communicated to the Specified Parties. The Data File represents the revised information reflecting resolution of differences communicated as determined appropriate by the Specified Parties. We performed the procedures on the Data File, and the results of those procedures are reflected herein.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.

We randomly selected a sample of 250 Receivables from the Data File (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Selected Receivables we were instructed to randomly select from the Data File.

B.

For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Source Documents listed below in the Provided Information column, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Source Documents or the inability to agree the indicated information from the Data File to the Source Documents, utilizing the Instructions as applicable, constituted an exception. The Source Documents and Instructions are listed in the order of priority.

Attribute	Provided Information
Equipment Identifier (EIP_EQUIP_ID)	EIP Contract
Account Type (ACCT_TYP_CD)	Account Information Schedule
Account Start Date (STRT_SRVC_DT)	Account Information Schedule
State (STATE_CD)	Account Information Schedule
Account Receivable (AR_BALANCE)	Account Information Schedule
Sales Channel (CHANNEL)	Additional Account Information Schedule
Last Payment Method (LATEST_PYMT_MTHD)	Additional Account Information Schedule
Insurance Indicator (INSURANCE_SOC)	Additional Account Information Schedule
First Payment Made (FIRST_PYMT_MADE)	Account Information Schedule, Instructions
FICO Score (FICO_SCORE)	FICO Schedule, Instructions
EIP Start Date (PLAN_STRT_DT)	EIP Contract, Instructions
Financed Amount (FA)	Recompute per the Instructions
Total Financed Amount (TFA)	Recompute per the Instructions
Monthly Payment (MNTHLY_PYMT)	Recompute per the Instructions
Down Payment (DPYMT)	Recompute per the Instructions
Original Tenure (CAL_MTH_TENURE)	Recompute per the Instructions

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California

September 26, 2022

Exhibit A

Instructions

Number	Attribute(s)	Instructions

1.	First Payment Made (FIRST_PYMT_MADE)	For Selected Receivables with no record in Account Information Schedule, consider the attribute to be in agreement if Data File value is not populated.

2.	FICO Score (FICO_SCORE)

For Selected Receivables with no record in FICO Schedule, consider the attribute to be in agreement if Data File value is 0.

For Selected Receivables with multiple records in FICO Schedule, consider the attribute to be in agreement if Data File value agrees to Provided Information value associated with the most recent date prior to the Cutoff Date.

For Selected Receivables, if date in the “PCD_ACT_D” field in FICO Schedule is greater than Cutoff Date, consider the attribute to be in agreement if Data File value is 0.

3.	EIP Start Date (PLAN_STRT_DT)	For Selected Receivables if data file value does not match the EIP Contract, use EIP Start Date Schedule as Provided Information.

4.	Financed Amount (FA)	For single equipment contracts, consider EIP Contract as Provided Information. For multi-equipment contracts, recompute as the difference between Total Financed Amount and Down Payment.

5.	Total Financed Amount (TFA), Monthly Payment (MNTHLY_PYMT), Down Payment (DPYMT)	For single equipment contracts, consider EIP Contract as Provided Information. For multi-equipment contracts, consider Multi-equipment Schedule as Provided Information.

6.	Original Tenure (CAL_MTH_TENURE)	Recompute as the difference (in months) between Account Start Date and EIP Start Date. Consider the attribute to be in agreement if the result is within 1 month of Data File value.

A-1

Exhibit B

The Selected Receivables

Selected Receivable Number	Equipment Identifier	Selected Receivable Number	Equipment Identifier	Selected Receivable Number	Equipment Identifier
1	1049991***	43	1050456***	85	1059436***
2	1058215***	44	1062511***	86	1050549***
3	1061560***	45	1048305***	87	1054323***
4	1065023***	46	1046120***	88	1064468***
5	1060154***	47	1024388***	89	1050418***
6	1060526***	48	1023257***	90	1044113***
7	1021039***	49	1054719***	91	1055041***
8	1066114***	50	10530525**	92	1054751***
9	1045687***	51	1044681***	93	1022659***
10	1044185***	52	1053111***	94	1056888***
11	1038751***	53	1024470***	95	1043083***
12	1019229***	54	1064489***	96	1061401***
13	1065295***	55	1062862***	97	1046780***
14	1043745***	56	1049116***	98	1062139***
15	1056813***	57	1061300***	99	1064374***
16	1054362***	58	1022195***	100	1056189***
17	1033110***	59	1052111***	101	1041780***
18	1060315***	60	1050697***	102	1033126***
19	1044282***	61	1059211***	103	1059536***
20	1042729***	62	1063331***	104	1054955***
21	1045173***	63	1054891***	105	1038595***
22	1039805***	64	1062095***	106	1047885***
23	1023338***	65	1066200***	107	1051836***
24	1022405***	66	1062623***	108	1063815***
25	1035786***	67	1025116***	109	1048774***
26	1061418***	68	1056446***	110	1058968***
27	1057600***	69	1053127***	111	1063121***
28	1051090***	70	1035979***	112	1048794***
29	1055220***	71	1054434***	113	1030371***
30	1065171***	72	1025324***	114	1052736***
31	1044057***	73	1061304***	115	1048620***
32	1061645***	74	1065498***	116	1051071***
33	1065659***	75	1057970***	117	1039356***
34	1057653***	76	1020215***	118	1049702***
35	1050851***	77	1018806***	119	1044207***
36	1054460***	78	1025392***	120	1057871***
37	1055485***	79	1059638***	121	1049925***
38	1021613***	80	1018732***	122	1038071***
39	1043284***	81	1037341***	123	1051370***
40	1061344***	82	1048110***	124	1059779***
41	1055302***	83	1021006***	125	1019078***
42	1023771***	84	1040985***	126	1018855***

B-1

Exhibit B

The Selected Receivables

Selected Receivable Number	Equipment Identifier	Selected Receivable Number	Equipment Identifier	Selected Receivable Number	Equipment Identifier
127	1062404***	169	1047418***	211	1062641***
128	1052570***	170	1042757***	212	1051171***
129	1052496***	171	1042299***	213	1060344***
130	1034583***	172	1047076***	214	1060885***
131	1022303***	173	1020168***	215	1061569***
132	1048703***	174	1023750***	216	1023831***
133	1065224***	175	1022084***	217	1040758***
134	1023241***	176	1043175***	218	1065040***
135	1045819***	177	1047153***	219	1034896***
136	1054196***	178	1025032***	220	1018664***
137	1049560***	179	1019514***	221	1056717***
138	1044061***	180	1059656***	222	1049762***
139	1045755***	181	1060713***	223	1044977***
140	1058883***	182	1061296***	224	1059575***
141	1056517***	183	1055367***	225	1066022***
142	1047034***	184	1053527***	226	1062649***
143	1063478***	185	1045222***	227	1053607***
144	1055331***	186	1062955***	228	1022307***
145	1047273***	187	1046081***	229	1062373***
146	1045112***	188	1048820***	230	1057003***
147	1061561***	189	1038643***	231	1063666***
148	1044307***	190	1021232***	232	1064145***
149	1058603***	191	1057562***	233	1025774***
150	1044289***	192	1068317***	234	1062301***
151	1057648***	193	1025139***	235	1046103***
152	1025487***	194	1066229***	236	1060042***
153	1020386***	195	1024511***	237	1020485***
154	1056530***	196	1047870***	238	1041479***
155	1037771***	197	1065253***	239	1059869***
156	1021852***	198	1065895***	240	1041746***
157	1050137***	199	1020192***	241	1040531***
158	1052722***	200	1042427***	242	1063691***
159	1048008***	201	1062932***	243	1063562***
160	1042965***	202	1061084***	244	1052763***
161	1053083***	203	1065895***	245	1039379***
162	1043646***	204	1050919***	246	1049642***
163	1051257***	205	1053344***	247	1042406***
164	1057848***	206	1043526***	248	1057859***
165	1060305***	207	1047181***	249	1025519***
166	1039573***	208	1047992***	250	1045048***
167	1044935***	209	1047285***
168	1066196***	210	1063741***

B-2